UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2021

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 7.01	Regulation FD Disclosure.

On September 8, 2021, NightFood Holdings, Inc. (the “Company”) issued a press release announcing the completion of a retail pilot test in the lobby shops of a leading international hotel chain. The test, first announced in March 2021, has been confirmed a success.

In addition, the press release disclosed the most up-to-date unaudited reports of the Company, which show sales of the Company exceeding 360,000 pints of ice cream in the twelve months ended June 30, 2021, up from 262,574 for the previous year, an increase of over 37%. Gross sales are expected to come in at over $1,100,000, an increase of approximately 25% from fiscal 2020. Net revenue is expected to exceed $600,000, an increase of over 150% from fiscal 2020.

At 4:30 p.m., Eastern time on September 8, 2021, management of the Company will host a conference call to discuss the financial results for the fiscal fourth quarter and fiscal full year 2021, along with other positive developments and the roadmap for the next twelve months. To access the call, please use the following:

Dial-In Number: 1- 857-232-0157

Access Code: 422095

The call will consist of prepared remarks, followed by a Q&A. Investors and other interested parties are encouraged to submit questions to Tirth Patel at tpatel@lhai.com. Which questions will be addressed will be based on the perceived relevance to the general shareholder base along with the questions’ appropriateness in light of public disclosure rules.

For those unable to participate in the conference call at that time, a replay and full call transcript will be available at https://www.smallcapvoice.com/clients/ngtf/ shortly after the call has concluded.

The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated September 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2021

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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